GE Investments Funds, Inc.

Prospectus

May 1, 2006

Total Return Fund

Class 1 Shares

Like all mutual funds, the Fund’s shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Investments

Funds, Inc.

Prospectus

Additional information regarding the GE Investments Funds, Inc. (the “Funds”), including the Total Return Fund (the “Fund”), is contained in the Statement of Additional Information (SAI) dated May 1, 2006, which is incorporated by reference into (legally forms a part of) this Prospectus.

Class 1 shares of the Fund are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies, some of which may be affiliated persons of the Fund.

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Asset Allocation Funds	GE Investments Funds, Inc. Prospectus

An investment in a GE Investments Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the GE Investments Total Return Fund is subject to risk, including possible loss of principal invested

Who may want to invest in a GE Investments Asset Allocation Fund?

The Total Return Fund may be appropriate to support your variable contract if you:

■ seek an investment derived from both capital appreciation and current income

■ want a single diversified investment

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund presents a diversification alternative within one fund. An investor in the Total Return Fund should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

GE Investments

Funds, Inc.

Prospectus

Asset Allocation

Funds

Total Return Fund

Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

The Strategy

The Total Return Fund invests primarily in a combination of equity securities and investment grade debt securities. The portfolio managers follow an asset allocation process established by GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

■ strong earnings growth

■ attractive prices

■ a presence in successful industries

■ high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”). The portfolio managers may use various investment techniques, including investments in derivative instruments such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, style risk (mid-cap company risk and growth investing risk), foreign exposure risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities and equity securities of issuers that are located in emerging market countries, the Fund would be subject to high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance with respect to its Class 1 shares. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

The bar chart illustrates how the Fund’s performance with respect to its Class 1 shares varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter with respect to its Class 1 shares was 11.84% for the quarter ended June 30, 2003. The Fund’s lowest return for a quarter with respect to its Class 1 shares during those periods was -9.22% for the quarter ended September 30, 2002. The Fund’s year-to-date return for Class 1 shares was 4.43% as of March 31, 2006.

The table opposite illustrates how the Fund’s Class 1 shares’ average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns — Class 1 Shares

Average Annual Total Return — Class 1 Shares

(as of December 31, 2005)

	1 Year	5 Years	10 Years

Total Return Fund	3.67%	3.51%	8.00%

S&P 500 Index[1]	4.92%	0.55%	9.09%

LB Aggregate Bond Index[1]	2.43%	5.87%	6.16%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 The returns of the S&P 500 Index and the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Investments Funds, Inc. Prospectus	Fund Expenses

Shareholder Fees

No sales charge (load) is imposed on purchases of Class 1 shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of Class 1 shares (although your variable contract may impose such charges). The Fund also does not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from the Fund’s assets and are reflected in the Fund’s share price and dividends. The fees and expenses reflected in the table below do not include applicable variable contract fees and charges. If these fees and charges were included, the costs shown below would be higher.

Annual Fund Operating Expenses[1] (as a percentage of average net assets)
Class 1

Management Fees[2]	0.37%

Distribution and Service (12b-1) Fees	None

Other Expenses[3]	0.28%

Total Annual Fund Operating Expenses	0.65%

Contractual Fee Waiver/Reimbursement[4]	0.13%

Net Annual Fund Operating Expenses	0.52%

1 The expense information in this table reflects actual expenses during the fiscal period ended December 31, 2005 plus amounts expected to be incurred pursuant to the Investor Service Plan (0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares).

2 The management fee fluctuates based upon the average daily net assets of the Fund and may be higher or lower than that shown above. The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under “About the Investment Adviser.”

3 “Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred specifically by the Fund, are allocated pro rata among the Funds and their share classes, if any, based on net assets. Such expenses may include legal and accounting fees, printing costs, registration fees and costs associated with the independent directors. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund pro rata based on net assets across share classes. Other expense allocation methodologies may result in different expense ratios.

4 Pursuant to an agreement with the Fund, GE Asset Management Incorporated has agreed to limit the total operating expenses charged to Fund assets attributable to the Class 1 shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares, on an annual basis. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Fund’s board of directors and GE Asset Management Incorporated.

The Impact

of Fund Expenses

The following example is intended to help you compare the cost of investing in Class 1 shares of the Fund with the cost of investing in the Fund’s other classes of shares or in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same.

The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Example	You would pay the following expenses on a $10,000 investment, assuming redemption:

	1 Year	3 Years	5 Years	10 Years
Total Return Fund — Class 1	$53	$195	$349	$798

GE Investments Funds, Inc. Prospectus	More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Fund:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables or auto loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

■ Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

■ Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the United States

■ Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds”, and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the- counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or are comparably rated by another nationally recognized statistical rating organization), or, if not rated, are of

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similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one-year or more.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund).

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative instruments that are fully collateralized by a portfolio of mortgages.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bond; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for the Fund. An option is the right to buy (i.e., a “call”) or sell (i.e., a “put”) securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may also be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and noted and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or

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swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates the Fund’s sensitivity to changes in interest rates. In general, the longer the fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other securities investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, the Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances when the liquidation of the Fund has been approved by the Directors and investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. The Fund may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Fund.

Equitizing cash: The Fund may use futures or invest a portion of its cash holdings in index securities such as exchange traded funds (ETFs) to gain general market exposure pending direct investments in portfolio securities. The use of futures or the investment in ETFs or other index products would be subject to other applicable restrictions on the Fund’s investments.

To the extent that the Fund holds cash and cash equivalents and/or invests in money market instruments, it may not achieve its investment objective.

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Disclosure of Portfolio Holdings

The following table summarizes some of the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of the Fund’s assets that may be invested in accordance with the indicated technique.

Investment Techniques	Total Return Fund
Borrowing	10%
Repurchase Agreements	Yes
Reverse Repurchase Agreements	No
Restricted Securities and Illiquid Investments	Yes
Structured and Indexed Securities	Yes
Purchasing and Writing Securities Options	Yes
Purchasing and Writing Securities Index Options	Yes
Futures and Options on Futures	Yes
Forward Currency Transactions	Yes
Options on Foreign Currencies	Yes
Maximum Investment in Debt Securities	100%
Maximum Investment in High Yield Securities	30%
Maximum Investment in Foreign Securities	35%
When-Issued and Delayed Delivery Securities	Yes
Lending Portfolio Securities	Yes
Rule 144A Securities	No
Debt Obligations of Supranational Agencies	Yes
Depositary Receipts	Yes
Securities of Other Investment Funds	Yes
Municipal Leases	No
Floating and Variable Rate Instruments	Yes
Participation Interests in Municipal Obligations	No
Zero Coupon Obligations	Yes
Municipal Obligation Components	Yes
Custodial Receipts on Municipal Obligations	Yes
Mortgage Related Securities, including CMOs	Yes
Government Stripped Mortgage Related Securities	Yes
Asset Backed Securities and Receivable-Backed Securities	Yes
Mortgage Dollar Rolls	Yes
Short Sales Against the Box	Yes

More on Risks

Like all mutual funds, investing in the Total Return Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Total Return Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults in the loans underlying the securities.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: The Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. The Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments which could impact Fund performance. The Fund may chose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market

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countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, to the extent that the Fund invests in emerging market countries, it may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

■ Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

■ Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

■ Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a lower price, may not be able to sell the investment at all, or may be forced to forgo other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. The Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase Agreement Risk: The Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

■ Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth oriented funds will typically underperform when value investing is in favor.

■ Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited

GE Investments

Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

■ Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

■ Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

Valuation Risk: Portfolio securities may be valued using “fair value” techniques, rather than market quotations, under the circumstances described under the section “Calculating Share Value.” The fair value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the fair value established for it at any time.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management Incorporated (GE Asset Management), located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of the Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2005, GE Asset Management had approximately $189 billion of assets under management, of which more than $13 billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid 1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The fees payable to GE Asset Management in connection with the Total Return Fund, are graduated so that increases in the Fund’s average annual net assets may result in a lower fee and decreases in the Fund’s average annual net assets may increase the fee.

Board of Director’s Approval of Investment Advisory Agreement

The Fund’s annual report to shareholders for the fiscal year ended December 31, 2005, contains a discussion regarding the basis for the Funds’ board of directors approval of the Fund’s advisory contract with GE Asset Management.

Investment Management Fee:

The Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

Total Return Fund

First $100 million of average daily net assets	0.50%

Next $100 million of average daily net assets	0.45%

Next $100 million of average daily net assets	0.40%

Next $100 million of average daily net assets	0.35%

Over $400 million of average daily net assets	0.30%

Pursuant to an expense limitation agreement with the Fund, GE Asset Management has agreed to limit total operating expenses charged to Fund assets attributable to its Class 1 (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares, on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon termination of the management agreement, or by the Fund without payment of penalty upon sixty (60) days written notice to GE Asset Management. The agreement can only be changed with the approval of both the Fund and GE Asset Management.

GE Investments

Funds, Inc.

Prospectus

About the

Investment Adviser

About the Portfolio Managers

The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Total Return Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Total Return Fund followed by biographical information for each portfolio manager.

Portfolio Management Team

The Total Return Fund is managed by a team of portfolio managers led by Christopher D. Brown, Paul M. Colonna, Ralph R. Layman, Judith A. Studer and Diane M. Wehner. The team is lead by Ms. Studer who, as a lead member of the Tactical Asset Allocation Committee, is vested with oversight authority for determining asset allocations for the Fund. Each of the foregoing portfolio managers is responsible for managing one of three sub-portfolios: U.S. equity, international equity and fixed income. Mr. Brown manages the U.S. equity portion, Mr. Layman and Ms. Studer manage the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to this Fund’s objectives.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Total Return Fund’s investments. The portfolio managers may change from time to time. The Statement of Additional Information (SAI) provides additional information about each portfolio manager: (i) portfolio manager’s compensation; (ii) other accounts managed by each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Total Return Fund, if any.

Christopher D. Brown is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Total Return Fund since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

Paul M. Colonna is a Senior Vice President of GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Total Return Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

Judith A. Studer is a Director and Senior Vice President of GE Asset Management. Ms. Studer has lead the team of portfolio managers for the Total Return Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — International Equities in 1995 and Senior Vice President — Domestic Equities in 1991.

Diane M. Wehner is a Vice President of GE Asset Management. Ms. Wehner has served on the portfolio management team for the Total Return Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to

June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Investor Service Plan

The Company has adopted an Investor Service Plan with respect to Class 1 shares of the Total Return Fund. Under the Plan, the Company, on behalf of the Total Return Fund, may compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts (variable contracts) that offer Class 1 shares of the Total Return Fund as an investment option, a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for certain services provided to owners of such variable contracts. The amount of compensation paid under the Investor Service Plan by the Total Return Fund’s Class 1 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such shares. The Investor Service Plan continues in effect with respect to the Total Return Fund from year to year so long as such continuance is approved annually by the Board of Directors. For more information about the Investor Service Plan, please see the statement of additional information (SAI) for the Funds.

GE Investments Funds, Inc. Prospectus	Purchase and Redemption of Shares

GE Investments Funds, Inc. (the Company) does not offer its stock directly to the general public. The Company currently offers shares of each class of its capital stock to separate accounts (the Accounts) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (variable contracts) issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. Certain of those life insurance companies may be affiliates of the Company or of GE Asset Management. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company currently offers four share classes of the Fund as investment options for variable contracts — Class 1, Class 2, Class 3 and Class 4. This prospectus only offers Class 1 shares of the Fund. Class 2, Class 3 and Class 4 shares of the Fund are offered through separate prospectuses. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share prices and performance. Not all variable contracts offer every class of the Fund’s shares. Class 1 shares are offered as investment options under variable contracts described in the Account prospectus or disclosure document accompanying this prospectus.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of certain of such subaccounts are invested in the shares of the Fund. The Accounts purchase and redeem shares of the Fund for their subaccounts at a net asset value without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that the Company offers shares of the Fund to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current participation agreements (which do not differ materially from one another).

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem its shares based on the instructions of plan trustees or participants. The Account purchases and redeems shares of the Fund at the Fund’s net asset value per share calculated as of the day the Fund receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of another fund for those of the Fund. This might force the Fund to sell its portfolio securities at a disadvantageous price.

Disruptive Trading Policy

As investment vehicles for variable contracts, which are designed as long-term investments, the Fund is not appropriate for “market timing” or other types of frequent or short-term trading (“disruptive trading”).

Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with efficient management of the Fund’s investment portfolio. Accordingly, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure that trading in Fund shares is monitored and, where disruptive trading is detected, action is taken to stop such activity. The Company reserves the right to amend these policies and procedures at any time without prior notice to the Accounts, their insurance company sponsors, or owners of variable contracts invested in one or more Funds.

The Fund is offered through insurance company sponsors that establish an “omnibus” account with the Fund. Because the Fund does not receive information on the trading activity of the underlying Accounts, the Fund and the Distributor must rely on the insurance company sponsor to identify and deter particular variable contract owners engaged in disruptive trading. The insurance company sponsors of each Account has informed us that they have policies and procedures to identify and deter disruptive trading by its variable contract owners. While the Company will seek assurance from the insurance company sponsors that such policies and procedures will be effectively enforced, the Fund and the Distributor do not control the insurance company sponsor’s enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring disruptive trading. In addition, the policies and procedures of an insurance company sponsor could differ materially from each other.

Reservation of Rights to Reject Purchase or Exchange Orders

The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the Accounts, the insurance company sponsors or the owners of variable contracts invested in one or more Funds.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the insurance company sponsor to protect the Fund from harm caused by disruptive trading, there is no guarantee that their policies and procedures will be effective. For example, owners of variable contracts that purposely engage in disruptive trading may employ strategies to avoid detection.

GE Investments

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Prospectus

Purchase and

Redemption of Shares

Consequently, the insurance company sponsor may not be able to detect or stop disruptive trading until harm to the Fund has already occurred. In addition, the disruptive trading policies and procedures of an insurance company sponsor may differ materially from those applied by other insurance company sponsors.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

■ require the Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing it to forgo gains in a rising market;

■ require the Fund to sell some its investments sooner than it would otherwise consider appropriate in order to honor redemption requests; and

■ increase brokerage commissions and other portfolio transaction expenses by causing the Fund to purchase and sell securities more frequently than it would otherwise consider appropriate as assets move in and out of the Fund.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because investors attempting to engage in “time zone” arbitrage, a trading strategy that exploits the fact that the closing prices or many foreign securities owned by such Funds are established some time before the Funds calculate their own share value (typically 4:00 p.m. Eastern Time). Funds that invest significantly in high yield securities or small capitalization equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity” arbitrage, a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and, if successful, will dilute the value of Fund shares held by other investors.

Special Compensation Arrangements

GE Asset Management may pay amounts, from its own resources, to insurance companies whose separate accounts invest in shares of the Fund or to distributors of variable contracts, for selling or servicing Fund shares. Firms that receive these payments may be affiliated with GE Asset Management. These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

GE Asset Management and its affiliates also may pay amounts from their own resources to financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment. These activities may create, or may be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Funds as investment options under variable contracts.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate insurance companies or distributors of variable contracts in connection with the Fund’s portfolio transactions in consideration of sales of Fund shares.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with GE Asset Management) may have a conflict of interest in promoting the Funds rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

Contract Owner Voting Rights

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)	as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in a Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.
(2)	as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the Distribution and Service Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

GE Investments Funds, Inc. Prospectus	Dividends, Capital Gains and Other Tax Information

Dividends and Capital Gains Distributions

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by it are reinvested in shares of the same class of the Fund at the Fund’s net asset value.

Taxes

For federal income tax purposes, the Fund is treated as a separate entity from the Company’s other Funds. The Fund has elected and intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (Code). By so qualifying, the Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus or other disclosure document for such contract.

Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The NAV per share of any class of the Fund’s shares is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities attributable to that class, and then dividing the result by the number of the Fund’s outstanding shares of that class. The value of the portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services based on a computerized matrix system, which considers market transactions and dealer-supplied valuations. Valuations of municipal obligations are based on prices supplied by a qualified municipal pricing service. When quoted, bid prices for municipal obligations are readily available and representative of the bid side of the market, those instruments are valued at the mean between the quoted bid prices and quoted asked prices. Because the markets for certain securities close shortly after the NYSE closes, the Fund may use the prices or values determined after that closing time such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading as 4:15 p.m. Eastern time.

Short-term securities held by the Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Directors that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances.

The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

GE Investments

Funds, Inc.

Prospectus

Calculating

Share Value

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Financial Highlights

The financial highlights table that follows is intended to help you understand the Fund’s financial performance with respect to its Class 1 shares for the fiscal years ended December 31.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlight information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available on request.

GE Investments

Funds, Inc.

Prospectus

Financial

Highlights

Total Return Fund — Class 1 Shares

Years ended December 31	2005	2004	2003	2002	2001
Inception date	—	—	—	—	07/01/85
Net Asset Value, Beginning of Period	$15.97	$15.09	$12.68	$14.49	$15.51
Income (Loss) from Investment Operations:
Net Investment Income	0.23	0.20	0.16	0.31	0.38
Net Realized and Unrealized Gains (Losses) on Investments	0.36	1.04	2.41	(1.67)	(0.83)
Total Income (Loss) From Investment Operations	0.59	1.24	2.57	(1.36)	(0.45)
Less Distributions from:
Net investment income	0.23	0.20	0.16	0.32	0.38
Net realized gains	0.29	0.16	—	0.13	0.19
Total Distributions	0.52	0.36	0.16	0.45	0.57

Net Asset Value, End of Period	$16.04	$15.97	$15.09	$12.68	$14.49

Total Return (a)	3.67%	8.19%	20.31%	(9.31)%	(2.89)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$959,531	$515,506	$225,867	$112,747	$130,757
Ratios to Average Net Assets:
Net Investment Income	1.89%	1.81%	1.58%	2.22%	2.54%
Expenses	0.45%	0.49%	0.53%	0.54%	0.53%
Portfolio Turnover Rate	146%	141%	115%	126%	122%

Notes to

Financial

Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Total returns do not include insurance company separate account fees and expenses. Such fees and expenses would reduce the overall returns shown. Periods less than one year are not annualized.

GE Investments

Funds, Inc.

Prospectus

If you wish to know more

You will find additional information about the GE Investments Funds including the Total Return Fund in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the Prospectus).

The Fund does not have an Internet Website and therefore you may visit the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Investments Funds, Inc. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Investments Funds, Inc.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Or

Capital Brokerage Corporation

6630 West Broad Street

Richmond, VA 23230

Telephone 1-800-493-3042

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC, Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101

Distributor	GE Investment Distributors, Inc. Member NASD/SIPC This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

Investment Company Act file number: 811-04041

GNW-L